UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

FORM 8-K

__________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2008

ZYGO CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12944	06-0964500
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Laurel Brook Road, Middlefield, Connecticut		06455-0448
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:                 (860) 347-8506

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a)

On October 15, 2008, Zygo Corporation (“Zygo”) entered into an agreement and plan of merger and reorganization (the “Merger Agreement”) with Electro Scientific Industries, Inc. (“ESI”) and its wholly owned subsidiary, Zirkon Merger Sub, LLC (“Merger Sub”). Under the Merger Agreement, Zygo will merge into Merger Sub, with Merger Sub surviving (the “Merger”), and each share of Zygo common stock will be converted into the right to receive 1.0233 shares of common stock of ESI. Options and other rights to purchase Zygo common stock will similarly be converted into the right to purchase ESI common stock, except that options to purchase Zygo common stock with an exercise price greater than $40 per share will be terminated.

Completion of the Merger is subject to customary conditions, including approval by the stockholders of each of Zygo and ESI and specified regulatory approvals.

The Merger Agreement is attached as Exhibit 2.1.

(b)

On October 21, 2008, Zygo entered into amendments (the “Amendments”) to the employment agreements with J. Bruce Robinson, John M. Stack and James R. Northrup (each an “Executive”). Under the Amendments, if an Executive’s employment is terminated by Zygo or the acquiring or successor company or an Executive terminates his employment with Zygo or the acquiring or successor company within ninety (90) days of the first anniversary of the closing of the Merger, under certain circumstances Zygo shall for one year provide existing health and insurance benefits and continue to pay such Executive’s salary. Prior to the amendment, the Executive could have received severance payments and benefits upon a voluntary termination within 90 days after the Merger.

Copies of the amendments to Mr. Robinson’s, Mr. Northrup’s, and Mr. Stack’s employment agreements are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	See section (b) under “Item 1.01 Entry into a Material Definitive Agreement” above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Exhibit Number	Exhibit Title
2.1	Agreement and Plan of Merger and Reorganization by and among Electro Scientific
Industries, Inc., Zirkon Merger Sub, LLC and Zygo Corporation dated as of October 15,
2008
10.1	Amendment to Employment Agreement, dated as of October 21, 2008, between Zygo
Corporation and J. Bruce Robinson.
10.2	Amendment to Employment Agreement, dated as of October 21, 2008, between Zygo
Corporation and James R. Northrup.
10.3	Amendment to Employment Agreement, dated as of October 21, 2008, between Zygo
Corporation and John M. Stack.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: October 21, 2008	By:	/s/ WALTER A. SHEPHARD
Name: Walter A. Shephard
Title: Vice President Finance, CFO and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1	Agreement and Plan of Merger and Reorganization by and among Electro Scientific Industries, Inc., Zirkon Merger Sub, LLC and Zygo Corporation dated as of October 15, 2008

10.1	Amendment to Employment Agreement, dated as of October 21, 2008, between Zygo Corporation and J. Bruce Robinson.

10.2	Amendment to Employment Agreement, dated as of October 21, 2008, between Zygo Corporation and James Northrup.

10.3	Amendment to Employment Agreement, dated as of October 21, 2008, between Zygo Corporation and John Stack.